Exhibit 99.1

PRESS RELEASE

For more information contact:	July 19, 2006
Glenda Allred
(334) 240-5064

COLONIAL BANCGROUP ANNOUNCES

RECORD NET EARNINGS PER SHARE OF $0.43

SECOND QUARTER HIGHLIGHTS:

•	Record EPS of $0.43

•	Net interest income increased 10% over the second quarter of 2005

•	Strong period end loan growth of 10.5% annualized from December 31, 2005

•	Strong organic average deposit growth of 13% annualized from 4Q05

•	Excellent credit quality - annualized net charge-offs of 0.04% in 2Q; 0.15% year to date

•	Record low nonperforming asset ratio of 0.18%

•	Florida deposits were $9.9 billion at June 30, a 21% annualized increase over December 31, 2005

•	Assets exceeded $23 billion at June 30, 2006

MONTGOMERY, AL — The Colonial BancGroup, Inc. Chairman, CEO and President, Robert E. Lowder, announced today that the Company had record earnings for the quarter ended June 30, 2006 of $0.43 per diluted share, a 5% increase over the $0.41 per diluted share reported for the same quarter of the previous year. Net income for the quarter was a record $67 million, a 7% increase over the $62 million reported in the second quarter of 2005.

For the first six months of 2006, Colonial reported record earnings per diluted share of $0.85, a 13% increase over the $0.75 reported in the same period in 2005. “Colonial’s record

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earnings for the second quarter and the first six months of 2006 reflect our solid approach to the expansion of our franchise in growth markets with continued focus on strong organic growth, outstanding credit quality and efficient operations,” said Mr. Lowder.

Colonial’s net interest income for the quarter increased 10% over the second quarter of 2005. “The increase in net interest income is the result of strong growth in loans and in assets of the mortgage warehouse lending division which were funded by outstanding deposit growth,” said Mr. Lowder.

The mortgage warehouse lending division ended the quarter with assets under management of $4.4 billion, a record high for the division. Of the $4.4 billion in assets under management at quarter end, $1.5 billion was managed for a third party. “Although the mortgage industry has experienced a slowdown from the record high housing markets over the last couple of years, demand from our mortgage company customers continues to be strong,” said Mr. Lowder.

The bank’s average deposits increased by $2.2 billion from the second quarter of the prior year. Average deposits, excluding brokered deposits, grew organically by $1.9 billion, or 14% over the second quarter of 2005 and by 13% annualized over the fourth quarter of 2005. “We continue to place a great deal of emphasis on growing deposits. The current interest rate environment has made growing low and no-cost deposits very challenging. With that said, our team has done an outstanding job growing deposits by implementing a strategic acquisition plan designed to attract and retain customer relationships,” said Mr. Lowder.

Period end loans, excluding mortgage warehouse lending, increased by $758 million, or 10.5% annualized from December 31, 2005 and by $1.3 billion, or 9.4% from June 30, 2005. Credit quality was excellent during the quarter. Annualized net charge-offs for the quarter were 0.04% of average loans and for the first six months of 2006 were 0.15% of average loans. Colonial’s nonperforming assets ratio hit a new record low of 0.18% at June 30, 2006. The

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allowance for loan losses was 1.14% of total loans and represented 649% of nonperforming assets at June 30, 2006 up from 468% at March 31, 2006.

“Colonial ended the quarter with $9.9 billion in deposits or 60% of total deposits in the state of Florida. In fact, our Florida deposits are more than the entire bank’s deposits were three year ago. We currently have 162 branches in Florida and we plan to open 25-30 new branches across the state over the next eighteen months,” said Mr. Lowder.

Colonial BancGroup operates 299 branches in Florida, Alabama, Georgia, Nevada and Texas with $23 billion in assets. The Company’s common stock is traded on the New York Stock Exchange under the symbol CNB. In most newspapers, the stock is listed as ColBgp.

Colonial management will host a conference call on July 19, 2006 at 3:00 PM/ET to discuss the earnings results for the second quarter. Individuals are encouraged to listen to the live webcast of the presentation as well as view a slide presentation that will be available on the same date by visiting Colonial’s web site at www.colonialbank.com. The webcast will be hosted under “Conference Calls and Presentations” located under the “Investor Relations” section of the website. To participate in the Q&A session of the conference call dial (800) 967-7135 or (719) 457-2626 (Toll International), (Leader: Glenda Allred).

A replay of the conference call will be available beginning at 6:00 PM/ET on July 19, 2006 and ending at midnight on July 26, 2006 by dialing (888) 203-1112 (Domestic Toll-Free) or (719) 457-0820 (Toll International). The passcode for both numbers is 7714238.

This release includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions, as they relate to BancGroup (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in these reports are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this report or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:

•	deposit attrition, customer loss, or revenue loss in the ordinary course of business;

•	increases in competitive pressure in the banking industry;

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•	costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;

•	the inability of BancGroup to realize elements of its strategic plans for 2006 and beyond;

•	changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;

•	economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;

•	natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;

•	management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;

•	strategies to manage interest rate risk may yield results other than those anticipated;

•	changes which may occur in the regulatory environment;

•	a significant rate of inflation (deflation);

•	acts of terrorism or war; and

•	changes in the securities markets.

Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS (Unaudited)

Statement of Condition Summary (Dollars in millions)	June 30, 2006	Mar 31, 2006	June 30, 2005	% Change June 30, ‘05 to ‘06
Total assets	$23,011	$21,969	$20,983	10%
Total loans, net:
Mortgage warehouse loans	372	436	713	-48%
Loans, excluding mortgage warehouse loans	15,174	14,846	13,864	9%
Securities available for sale and investment securities	2,866	2,869	3,081	-7%
Non-time deposits	9,777	9,295	8,887	10%
Total deposits	16,529	15,855	14,148	17%
Shareholders’ equity	1,962	1,947	1,925	2%

	Six Months Ended			Three Months Ended
Earnings Summary (In thousands, except per share amounts)	June 30, 2006	June 30, 2005	% Change June 30, ‘05 to ‘06	June 30, 2006	June 30, 2005	% Change June 30, ‘05 to ‘06
Net Income:
Net interest income	$380,247	$337,393	13%	$192,087	$174,435	10%
Provision for loan losses	17,292	14,939	16%	4,950	9,010	-45%
Noninterest income excluding the following items:	86,374	85,692	1%	44,873	46,442	-3%
Securities and derivatives gains(losses), net	4,228	(4,642)	-191%	—	(3,487)	-100%
Change in fair value of derivatives	—	1,690	-100%	—	8,034	-100%
Gain on sale of branches	—	9,608	-100%	—	9,608	-100%
Gain on sale of Goldleaf	2,829	—	100%	—	—	—

Total noninterest income	93,431	92,348	1%	44,873	60,597	-26%
Noninterest expense excluding the following items:	257,087	237,724	8%	131,226	124,324	6%
Merger related expenses	—	3,209	-100%	—	2,071	-100%
Net losses related to the early extinguishment of debt	—	7,877	-100%	—	5,587	-100%

Total noninterest expense	257,087	248,810	3%	131,226	131,982	-1%
Net Income	$131,538	$110,519	19%	$66,518	$62,331	7%
EARNINGS PER SHARE:
Net Income
Basic	$0.85	$0.76	12%	$0.43	$0.42	2%
Diluted	$0.85	$0.75	13%	$0.43	$0.41	5%
Average shares outstanding	154,047	144,263		154,126	149,782
Average diluted shares outstanding	155,304	145,960		155,396	151,568
KEY RATIOS:
Net interest margin	3.84%	3.68%	4%	3.81%	3.72%	2%
Book value per share	$12.69	$12.39	2%	$12.69	$12.39	2%
Dividends paid per share	$0.3400	$0.3050	11%	$0.1700	$0.1525	11%

Asset Quality	June 30, 2006	Mar 31, 2006	June 30, 2005
Allowance as a percent of net loans	1.14%	1.14%	1.14%
Total non-performing assets ratio	0.18%	0.24%	0.20%
Allowance as a percent of nonperforming assets	649%	468%	563%
Net charge-offs ratio:
Quarter to date (annualized)	0.04%	0.26%	0.15%
Year to date (annualized)	0.15%	0.26%	0.18%

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

						Six Months Ended
Earnings Summary (Dollars in thousands, except per share amounts)	2nd Qtr. 2006	1st Qtr. 2006	4th Qtr. 2005	3rd Qtr. 2005	2nd Qtr. 2005	June 30, 2006	June 30, 2005
Net interest income	$192,087	$188,160	$186,563	$185,266	$174,435	$380,247	$337,393
Provision for loan loss	4,950	12,342	5,892	6,007	9,010	17,292	14,939
Noninterest income:
Service charges on deposit accounts	15,332	14,213	14,518	15,325	14,827	29,545	28,459
Financial planning services	3,665	3,129	2,590	3,600	3,129	6,794	7,021
Electronic banking	4,279	4,107	4,008	3,890	3,927	8,386	7,426
Mortgage banking	3,783	2,897	2,811	4,456	2,940	6,680	4,961
Mortgage warehouse fees	6,021	6,262	6,830	4,523	3,919	12,283	4,702
Bank-owned life insurance	3,976	3,939	3,461	3,621	3,456	7,915	6,860
Goldleaf income	—	1,171	2,672	2,750	2,525	1,171	4,741
Net cash settlement of swap derivatives	—	—	1,486	2,514	2,802	—	6,298
Other income	7,817	5,783	5,197	5,719	8,917	13,600	15,224

Core noninterest income	44,873	41,501	43,573	46,398	46,442	86,374	85,692
Securities and derivatives gains(losses), net	—	4,228	(20,012)	—	(3,487)	4,228	(4,642)
Change in fair value of swap derivatives	—	—	(6,671)	(7,072)	8,034	—	1,690
Gain on sale of branches	—	—	27,412	—	9,608	—	9,608
Gain on sale of Goldleaf	—	2,829	—	—	—	2,829	—

Total noninterest income	44,873	48,558	44,302	39,326	60,597	93,431	92,348
Noninterest expense:
Salaries and employee benefits	70,915	68,793	66,616	70,204	64,905	139,708	125,893
Occupancy expense of bank premises, net	16,406	15,534	17,380	15,990	15,268	31,940	29,296
Furniture and equipment expense	11,907	11,392	11,760	11,456	10,723	23,299	20,437
Professional services	4,917	4,435	6,915	5,487	5,254	9,352	9,688
Amortization of intangibles	3,051	3,057	3,069	2,970	3,186	6,108	5,491
Advertising	3,103	2,887	3,714	3,591	2,694	5,990	4,923
Merger related expenses	—	—	374	613	2,071	—	3,209
Net losses related to the early extinguishment of debt	—	—	—	1,673	5,587	—	7,877
Other expense	20,927	19,763	22,653	21,980	22,294	40,690	41,996

Total noninterest expense	131,226	125,861	132,481	133,964	131,982	257,087	248,810
Income before tax	100,784	98,515	92,492	84,621	94,040	199,299	165,992
Income tax	34,266	33,495	30,985	28,145	31,709	67,761	55,473

Net Income	$66,518	$65,020	$61,507	$56,476	$62,331	$131,538	$110,519

Earnings per share - Diluted	$0.43	$0.42	$0.40	$0.36	$0.41	$0.85	$0.75
Selected ratios
Return on average assets*	1.21%	1.23%	1.16%	1.05%	1.22%	1.22%	1.11%
Return on average equity*	13.58%	13.44%	12.75%	11.77%	14.07%	13.51%	13.53%
Efficiency ratio(1)	55.31%	54.73%	57.48%	57.02%	57.13%	55.02%	56.84%
Noninterest income(1)/ avg assets*	0.82%	0.78%	0.82%	0.86%	0.91%	0.80%	0.86%
Noninterest expense(1)/ avg assets*	2.39%	2.34%	2.51%	2.47%	2.46%	2.36%	2.40%
Net interest margin	3.81%	3.86%	3.85%	3.78%	3.72%	3.84%	3.68%
Equity to assets	8.53%	8.86%	9.02%	9.01%	9.17%
Tier one leverage	7.90%	7.88%	7.77%	7.26%	7.59%
Tangible capital ratio	5.74%	5.94%	5.97%	5.78%	5.96%

(1)	Noninterest income excludes gains(losses) on securities, derivatives, branches and Goldleaf. Noninterest expense excludes net losses related to the early extinguishment of debt.

*	Annualized

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION (Unaudited)

STATEMENTS OF CONDITION (Dollars in thousands)	June 30, 2006	Mar 31, 2006	Dec 31, 2005	Sept 30, 2005	June 30, 2005
Assets:
Cash and due from banks	$393,945	$449,556	$429,549	$425,121	$414,834
Interest-bearing deposits in banks, federal funds sold	168,696	32,092	69,042	110,407	113,087
Securities purchased under agreements to resell	609,262	578,743	589,902	607,409	575,267
Securities available for sale and investment securities	2,866,380	2,869,169	2,844,354	2,969,998	3,080,567
Loans held for sale	1,873,025	1,227,520	1,097,892	799,970	751,231
Total loans, net:
Mortgage warehouse loans	371,787	436,248	483,701	526,967	713,254
Loans, excluding mortgage warehouse loans	15,174,136	14,845,657	14,416,163	14,196,682	13,864,136
Less: Allowance for loan losses	(177,139)	(173,632)	(171,051)	(168,324)	(166,050)

Loans, net	15,368,784	15,108,273	14,728,813	14,555,325	14,411,340
Premises and equipment, net	356,619	348,023	340,201	304,894	299,772
Intangible assets, net	680,477	683,234	695,012	723,425	716,903
Bank owned life insurance	350,998	348,325	345,842	342,380	338,820
Accrued interest and other assets	342,647	323,603	285,590	277,851	280,854

Total Assets	$23,010,833	$21,968,538	$21,426,197	$21,116,780	$20,982,675

Liabilities and Shareholders’ Equity:
Non-interest bearing transaction accounts	$3,639,310	$3,107,338	$3,167,875	$3,166,273	$3,114,321
Interest-bearing transaction accounts	6,137,708	6,187,503	5,845,068	5,782,269	5,772,340

Total non-time deposits	9,777,018	9,294,841	9,012,943	8,948,542	8,886,661
Time deposits	6,752,141	6,560,487	6,470,506	6,321,283	5,261,714

Total deposits	16,529,159	15,855,328	15,483,449	15,269,825	14,148,375
Short-term borrowings	2,085,220	1,894,895	1,542,796	1,659,174	3,083,688
Long-term debt	2,296,326	2,106,998	2,338,831	2,186,472	1,738,470
Other liabilities	138,113	164,381	128,430	98,454	87,279

Total liabilities	21,048,818	20,021,602	19,493,506	19,213,925	19,057,812
Total shareholders’ equity	1,962,015	1,946,936	1,932,691	1,902,855	1,924,863

Total Liabilities and Shareholders’ Equity	$23,010,833	$21,968,538	$21,426,197	$21,116,780	$20,982,675

Common Shares Issued	156,013,266	155,788,685	155,602,747	155,550,888	155,336,221
Common Shares Outstanding	154,653,339	154,428,758	154,242,820	154,190,961	155,336,221

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

	Three Months Ended
AVERAGE VOLUME AND RATES (unaudited) (Dollars in thousands)	June 30, 2006			March 31, 2006			June 30, 2005
	Average Volume	Interest	Rate	Average Volume	Interest	Rate	Average Volume	Interest	Rate
Assets:
Loans, excluding mortgage warehouse loans, net of unearned income(2)	$15,004,219	$284,251	7.60%	$14,576,424	$264,653	7.35%	$13,277,037	$214,624	6.48%
Mortgage warehouse loans	384,701	6,961	7.26%	417,913	5,811	5.64%	692,234	8,764	5.08%
Loans held for sale(2)	1,224,542	20,678	6.77%	1,124,866	18,006	6.49%	628,435	8,073	5.13%
Investment securities and securities available for sale(2)	2,948,540	37,147	5.04%	2,901,936	36,205	4.99%	3,776,556	43,223	4.58%
Securities purchased under agreements to resell	586,707	9,865	6.74%	606,062	9,477	6.34%	351,950	4,109	4.68%
Other interest-earning assets	71,067	858	4.84%	76,871	840	4.43%	92,806	690	2.98%

Total interest-earning assets(1)	20,219,776	$359,760	7.13%	19,704,072	$334,992	6.87%	18,819,018	$279,483	5.95%

Nonearning assets(2)	1,770,629			1,813,076			1,750,284

Total assets	$21,990,405			$21,517,148			$20,569,302

Liabilities and Shareholders’ Equity:
Interest-bearing non-time deposits	$6,106,236	$40,558	2.66%	$6,036,232	$35,021	2.35%	$5,477,064	$19,729	1.44%
Time deposits(2)	6,574,853	70,320	4.29%	6,525,529	64,947	4.04%	5,000,161	39,469	3.17%
Short-term borrowings	2,001,927	23,393	4.69%	1,525,059	15,387	4.09%	2,930,500	19,797	2.71%
Long-term debt(2)	2,180,688	33,092	6.08%	2,294,318	31,160	5.49%	2,261,021	25,682	4.55%

Total interest-bearing liabilities	16,863,704	$167,363	3.98%	16,381,138	$146,515	3.62%	15,668,746	$104,677	2.68%

Noninterest-bearing demand deposits	3,032,861			3,033,596			3,011,366
Other liabilities(2)	128,912			140,298			112,508

Total liabilities	20,025,477			19,555,032			18,792,620
Shareholders’ equity	1,964,928			1,962,116			1,776,682

Total liabilities and shareholders’ equity	$21,990,405			$21,517,148			$20,569,302

Rate differential			3.15%			3.25%			3.27%
Net yield on interest-earning assets		$192,397	3.81%		$188,477	3.86%		$174,806	3.72%

(1)	Interest earned and average rates on obligations of states and political subdivisions are reflected on a tax equivalent basis. Tax equivalent interest earned is: actual interest earned times 145%. The taxable equivalent adjustment has given effect to the disallowance of interest expense deductions, for federal income tax purposes, related to certain tax-free assets.

(2)	Unrealized gains(losses) on available for sale securities and the adjustments for mark to market valuations on hedged assets and liabilities have been classified in either nonearning assets or other liabilities.

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

	Six Months Ended June 30,
AVERAGE VOLUME AND RATES (unaudited) (Dollars in thousands)	2006			2005
	Average Volume	Interest	Rate	Average Volume	Interest	Rate
Assets:
Loans, excluding mortgage warehouse loans, net of unearned income(2)	$14,791,503	$548,904	7.47%	$12,749,638	$401,092	6.34%
Mortgage warehouse loans	401,215	12,772	6.42%	830,372	20,131	4.89%
Loans held for sale(2)	1,174,980	38,684	6.64%	673,876	17,604	5.21%
Investment securities and securities available for sale(2)	2,925,367	73,352	5.02%	3,808,279	86,978	4.57%
Securities purchased under agreements to resell	596,331	19,342	6.54%	305,689	6,809	4.49%
Other interest-earning assets	73,953	1,698	4.63%	82,395	1,133	2.77%

Total interest-earning assets(1)	19,963,349	$694,752	7.01%	18,450,249	$533,747	5.82%

Nonearning assets(2)	1,791,735			1,636,454

Total assets	$21,755,084			$20,086,703

Liabilities and Shareholders’ Equity:
Interest bearing non-time deposits	$6,071,428	$75,579	2.51%	$5,343,236	$34,057	1.29%
Time deposits(2)	6,550,327	135,267	4.16%	4,771,128	71,996	3.04%
Short-term borrowings	1,764,810	38,780	4.43%	3,094,162	38,444	2.51%
Long-term debt(2)	2,237,189	64,252	5.78%	2,286,832	51,086	4.50%

Total interest-bearing liabilities	16,623,754	$313,878	3.81%	15,495,358	$195,583	2.54%

Noninterest-bearing demand deposits	3,033,227			2,828,851
Other liabilities(2)	134,573			115,370

Total liabilities	19,791,554			18,439,579
Shareholders’ equity	1,963,530			1,647,124

Total liabilities and shareholders’ equity	$21,755,084			$20,086,703

Rate differential			3.20%			3.28%
Net yield on interest-earning assets		$380,874	3.84%		$338,164	3.68%

(1)	Interest earned and average rates on obligations of states and political subdivisions are reflected on a tax equivalent basis. Tax equivalent interest earned is: actual interest earned times 145%. The taxable equivalent adjustment has given effect to the disallowance of interest expense deductions, for federal income tax purposes, related to certain tax-free assets.

(2)	Unrealized gains(losses) on available for sale securities and the adjustments for mark to market valuations on hedged assets and liabilities have been classified in either nonearning assets or other liabilities.

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

OTHER INFORMATION (unaudited)

NONPERFORMING ASSETS (Dollars in thousands)	June 30, 2006	March 31, 2006	Dec 31, 2005	Sept 30, 2005	June 30, 2005
Nonaccrual loans	$21,957	$33,287	$25,668	$28,814	$23,845
Restructured loans	137	145	155	164	173

Total nonperforming loans	22,094	33,432	25,823	28,978	24,018
Other real estate owned	5,208	3,633	6,108	5,747	4,245
Loans held for sale	—	—	—	1,225	1,225

Total nonperforming assets	$27,302	$37,065	$31,931	$35,950	$29,488

Aggregate loans contractually past due 90 days for which interest is being accrued	$8,608	$8,384	$10,283	$7,042	$6,720
Total charge-offs	$17,669	$13,136	$27,206	$22,714	$17,523
Total recoveries	(6,465)	(3,375)	(7,995)	(6,668)	(5,210)

Net charge-offs:
Year to date	$11,204	$9,761	$19,211	$16,046	$12,313
Quarter to date	$1,443	$9,761	$3,165	$3,733	$5,298
RATIOS
Period end:
Total nonperforming assets as a percent of net loans and other nonperforming assets	0.18%	0.24%	0.21%	0.24%	0.20%
Allowance as a percent of nonperforming assets	649%	468%	536%	468%	563%
Allowance as a percent of nonperforming loans	802%	519%	662%	581%	691%
Net charge-offs as a percent of average net loans:
Quarter to date (annualized)	0.04%	0.26%	0.09%	0.10%	0.15%
Year to date (annualized)	0.15%	0.26%	0.14%	0.15%	0.18%

RECONCILIATION OF CERTAIN FINANCIAL MEASURES (Dollars in thousands)	2nd Qtr. 2006	2nd Qtr. 2005	Dollar Change	Percent Change	4th Qtr. 2005	Dollar Change	Annualized % Change

Average deposit growth:
Average total deposits	$15,713,950	$13,488,591	$2,225,359	16.50%	$15,243,656	$470,294	6.17%
Excluding:
Brokered deposits	(649,427)	(223,365)			(902,359)
Impact of acquisitions	—	441,854			—
Impact of branch sales	—	(504,999)			(167,343)

Average total deposits (as adjusted)	$15,064,523	$13,202,081	$1,862,442	14.11%	$14,173,954	$890,569	12.57%

Average Florida deposit growth:
Average Florida deposits	$9,199,293	$7,558,410	$1,640,883	21.71%
Excluding:
Acquisitions	—	441,854

Average Florida deposits (as adjusted)	$9,199,293	$8,000,264	$1,199,029	14.99%